                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          HI-TECH PHARMACAL CO., INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

                          HI-TECH PHARMACAL CO., INC.
                               369 Bayview Avenue
                           Amityville, New York 11701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               November 16, 2000

To Hi-Tech Pharmacal Co., Inc. Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hi-Tech Pharmacal Co., Inc. (the "Company" or "Hi-Tech") will be held on November 16, 2000 at 10:00 a.m., Eastern Standard Time, at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747 (the "Meeting"), for the following purposes, all as more fully described in the accompanying Proxy Statement:

     1. To elect Messrs. Bernard Seltzer, David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. to the Board of Directors, each to serve for a term to expire at the 2001 Annual Meeting;

     2. To ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record at the close of business on October 10, 2000 will be entitled to receive notice of and to vote at the Meeting. A complete list of stockholders entitled to vote at the Meeting will be maintained at the offices of the Company for a period of at least ten days prior to the Meeting.

   Whether or not you expect to attend the Meeting, we urge you to sign, date and return the enclosed proxy card, read the accompanying Proxy Statement, and then complete and return the proxy card in the accompanying envelope as soon as possible, so that your shares may be represented at the Meeting.

                                          By Order of the Board of Directors,

                                          David S. Seltzer
                                          President, Chief Executive Officer,
                                          Secretary and Treasurer

Dated: October 13, 2000

                          HI-TECH PHARMACAL CO., INC.
                               369 Bayview Avenue
                           Amityville, New York 11701

                               ----------------

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                        To be held on November 16, 2000

                               ----------------

   This Proxy Statement is furnished to stockholders of Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at its Annual Meeting of Stockholders and any adjournments thereof (the "Meeting"). The Meeting is scheduled to be held on November 16, 2000, at 10:00 a.m., Eastern Standard Time, at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747.

                                  INTRODUCTION

   The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company in connection with the Meeting to be held at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747, on November 16, 2000, at 10:00 a.m., Eastern Standard Time, or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy will first be sent to stockholders on or about October 13, 2000.

   At the Meeting, stockholders will be asked to vote upon: (1) the election of five directors; (2) the ratification of the Company's independent auditors; and
(3) such other business as may properly come before the Meeting and at any adjournments thereof.

   Each proxy executed and returned by a stockholder may be revoked at any time thereafter by written revocation, by execution of a written proxy bearing a later date or by attending the Meeting and voting in person. No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the election of the nominees for director set forth herein and for the other proposals.

   The Board of Directors has fixed October 10, 2000 as the record date (the "Record Date") for the purpose of determining the stockholders entitled to notice of and to vote at the Meeting. As of such date, there were issued and outstanding and entitled to vote 4,527,342 shares of the Company's common stock par value $.01 per share (the "Common Stock"), each such share being entitled to one vote. A quorum of the stockholders, present in person or by proxy, consists of the holders of a majority of the outstanding shares.

   The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of the individual directors, officers and other regular employees of the Company to solicit proxies personally or by telephone or facsimile and may request brokers, fiduciaries, custodians and nominees to send proxies, Proxy Statements and other material to their principals and reimburse them for their out-of-pocket expenses.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   Directors are elected at each Annual Meeting of Stockholders and hold office until the next Annual Meeting of Stockholders when their respective successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the five nominees listed below, unless instructions to the contrary are given therein. All of the nominees are currently directors.

   The five nominees have indicated that they are able and willing to continue to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the proxies will vote for such nominee or nominees as the Company may select. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect each nominee.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

   Nominees for director:

                             Position with the Company or      Served as Director
           Name                  Principal Occupation                 from
           ----              ----------------------------      ------------------
 Bernard Seltzer......... Chairman of the Board                       1983
 David S. Seltzer........ Chief Executive Officer,                    1992
                          President, Secretary and Treasurer
                          of the Company
 Reuben Seltzer.......... Consultant to the Company on legal          1992
                          matters and special projects,
                          President of R.M. Realty Services
                          Inc., a real estate investment and
                          consulting company and President
                          of Marco-Hi-Tech JV Ltd.
 Martin M. Goldwyn....... Member of the law firm of Tashlik,          1992
                          Kreutzer & Goldwyn P.C.
 Yashar Hirshaut, M.D. .. Associate Clinical Professor of             1992
                          Medicine at Cornell University
                          Medical College, Research
                          Professor of Biology at Yeshiva
                          University, editor-in-chief of the
                          Professional Journal of Cancer
                          Investigation and practicing
                          medical oncologist

Executive Officers, Directors and Significant Employees

   The following table sets forth certain information with respect to the executive officers, directors and significant employees of the Company, including the nominees for election as director.

           Name                                 Position
           ----                                 --------
 Bernard Seltzer......... Chairman of the Board
 David S. Seltzer........ Chief Executive Officer, President, Secretary,
                          Treasurer and Director
 Reuben Seltzer.......... Director
 Elan Bar-Giora.......... Executive Vice President--Operations
 Arthur S. Goldberg...... Vice President--Finance and Chief Financial Officer
 Martin M. Goldwyn....... Director
 Yashar Hirshaut, M.D. .. Director

   Bernard Seltzer, 76, has been Chairman of the Board of the Company since January 1990. As of May 1, 1998 Mr. Seltzer resigned as President and Chief Executive Officer of the Company. From May 1983 to January 1990, Mr. Seltzer was Vice President of Sales of the Company. Prior thereto, Mr. Seltzer was the Vice President of Sales and Marketing of Ketchum Laboratories, Inc., a pharmaceutical manufacturer and the predecessor of the Company.

   David S. Seltzer, 40, has been Chief Executive Officer and President of the Company since May 1, 1998 and a Director, Secretary and Treasurer since February 1992. From July 1992 to May 1, 1998, Mr. Seltzer was Executive Vice President--Administration and from March 1992 to May 1, 1998, Vice President-- Administration and Chief Operating Officer of the Company. Mr. Seltzer received a B.A. in Economics from Queens College in 1984. David S. Seltzer is the son of Bernard Seltzer.

   Reuben Seltzer, 44, has been a Director of the Company since April 1992. Mr. Seltzer is currently serving as a consultant to the Company on legal matters and special projects. Mr. Seltzer has been President of Marco-Hi-Tech JV Ltd. since December 11, 1996. Mr. Seltzer has been president of R.M. Realty Services Inc., a real estate investment and consulting company since May 1988. From May 1983 to May 1988 Mr. Seltzer was a vice president and attorney with Merrill Lynch Hubbard Inc., a real estate investment subsidiary of Merrill Lynch and Company. Mr. Seltzer received a B.A. in Economics from Queens College in 1978, a Juris Doctor from the Benjamin N. Cardozo School of Law in 1981 and a L.L.M. from the New York University School of Law in 1987. Reuben Seltzer is the son of Bernard Seltzer.

   Elan Bar-Giora, 56, has been Executive Vice President of Operations of the Company since August 1990. From January 1988 to August 1990 Mr. Bar-Giora was Director of Technical Development at P. Leiner Nutritional Products and Executive Vice President of Operations of Freshlabs, Inc., a subsidiary of
P. Leiner, a manufacturer of generic pharmaceutical products. Mr. Bar-Giora received a B.S. in Civil Engineering from Technion University, Haifa, Israel in 1973.

   Arthur S. Goldberg, 58, has been Vice President-Finance and Chief Financial Officer of the Company since September 1991. From May 1987 to August 1991 Mr. Goldberg was Controller of Izumi, a manufacturer of automotive and electrical parts. From September 1983 to May 1987 Mr. Goldberg was controller and treasurer of Direct Action Marketing, Inc., a direct marketer of imported and domestic consumer products. Mr. Goldberg received a B.A. in accounting from Hofstra University and a Masters Degree in accounting and computer science from the Baruch School of the City University of New York. Mr. Goldberg is a certified public accountant.

   Martin M. Goldwyn, 48, was elected a Director of the Company in May 1992. Mr. Goldwyn is a member of the law firm of Tashlik, Kreutzer & Goldwyn P.C. Mr. Goldwyn received a B.A. in finance from New York University in 1974 and a Juris Doctor from New York Law School in 1977.

   Yashar Hirshaut, M.D., 62, has been a Director of the Company since September 1992. Dr. Hirshaut is a practicing medical oncologist and is currently an Associate Clinical Professor of Medicine at Cornell University Medical College. Since July 1986, he has been a Research Professor of Biology at Yeshiva University. In addition, he has served as editor-in-chief of the Professional Journal of Cancer Investigation since July 1981. Dr. Hirshaut received a B.A. from Yeshiva University in 1959 and his medical degree from Albert Einstein College of Medicine in 1963.

Significant Employees

                Name                  Position
                ----                  --------
Gennaro P. Caccavale................. Director of Operations
Michael McConnell.................... Director of Product Development
Gary M. April........................ President of Health Care Products Division
Suzanne Fenton....................... Director of Compliance
Jesse Kirsh.......................... Director of Quality Assurance
Joanne Curri......................... Director of Regulatory Affairs
Pudpong Poolsuk...................... Senior Director of Science

   Set forth below is a brief background of key employees of the Company:

   Gennaro P. Caccavale, 54, has been Director of Operations of the Company since February 1992. From February 1990 to February 1992, Mr. Caccavale was Director of Operations of Syosset Laboratories Co., Inc., a generic pharmaceutical manufacturer. Mr. Caccavale received a degree in Business Administration from Dowling College in 1971 and received a degree in pharmacy from Brooke General Medical School in 1967.

   Michael McConnell, 42, has been Director of Quality Assurance of the Company since January 1992. From March 1983 to January 1992, Mr. McConnell was Lab Director of Thames Pharmacal Co., Inc., a manufacturer of generic pharmaceutical products. Mr. McConnell received a B.S. from Dowling College in 1991.

   Gary M. April, 43, has been the President of the Company's Health Care Products Division since December 1992. From February 1987 to November 1992, Mr. April was the National Accounts Manager of Del Pharmaceutical Co. Mr. April received a B.A. from St. Louis University in 1978 and an M.B.A. from Fontbonne College in 1990.

   Suzanne Fenton, 45, has been Director of Compliance of the Company since September 1995. From October 1993 to September 1995, Ms. Fenton was the Manager of Quality Assurance and Compliance at NMC Laboratories, Inc. Ms. Fenton received a B.S. from Wagner College in 1976.

   Jesse Kirsh, 42, has been Director of Quality Assurance of the Company since March 1994. From May 1992 to March 1994, Mr. Kirsh was the Manager of Quality Assurance at NMC Laboratories Inc., a manufacturer of topical creams, ointments and solutions. Mr. Kirsch received a B.S. in Chemistry from State University of New York at Albany. He has attended extensive classes in CGMP's and has a vast working knowledge of the Pharmaceutical Industry.

   Joanne Curri, 60, has been Director of Regulatory Affairs since January 2000. From 1990 to date, she has been involved in the regulatory affairs of the Company. She attended Oswego State Teachers College and Hofstra College.

   Pudpong Poolsuk, 56, has been Senior Director of Science since May 2000. From July 1996 to May 2000, she was the Associate Director, Compliance-Research and Development at Barr Labs. From July 1991 to July 1996, Ms. Poolsuk was a Senior Compliance Auditor at Barr Laboratories ("Barr Labs"). Ms. Poolsuk received a B.Sc. from Central Philippine University in 1968.

Directors' Fees

   For their services on the Board, the Company pays each director a fee of $500 per meeting. Each member of the Board is reimbursed for expenses incurred in connection with each Board or Committee meeting attended. In addition, each non-employee director is granted options annually to purchase 5,000 shares of Common Stock under the Company's 1994 Directors Stock Option Plan.

Committees and Meetings of the Board of Directors

   During Fiscal Year 2000, the Board of Directors held two meetings. In addition, there was one action taken by unanimous written consent. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the committees on which the director served.

   The Board has two committees: the Audit Committee and the Stock Option Committee.

   Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of a firm of independent public auditors, reviews with such firm the plans and results of the audit engagement, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal controls. In addition, the Audit Committee meets periodically with the independent auditors and representatives of management to review accounting activities, financial control and reporting. The Audit Committee is comprised of Messrs. David S. Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. and held one meeting during fiscal 2000.


   Stock Option Committee. The Stock Option Committee is responsible for administering the Company's Stock Option Plan. The Stock Option Committee has full power to interpret the Plan and to establish and amend rules for its administration. The Stock Option Committee is also authorized to determine who from the eligible class of persons shall be granted options and the terms and provisions of the options. The Stock Option Committee is comprised of Mr. Martin M. Goldwyn and Dr. Yashar Hirshaut and did not hold any meetings during fiscal 2000. The Board of Directors of the Company is responsible for administering the Company's 1994 Directors Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all Section 16(a) filing requirements were met during fiscal 2000, except for a filing of Form 5 by Yashar Hirshaut, M.D., which was not timely filed. In making this statement, the Company has relied on the written representations of its incumbent directors and officers and copies of the reports they have filed with the Securities and Exchange Commission and Nasdaq.

                             ADDITIONAL INFORMATION

Stock Ownership

   The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 10, 2000 by (i) each executive officer, identified in the Summary Compensation Table below; (ii) each director and nominee for director; (iii) all executive officers and directors as a group; and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                                         Shares of Common
                                                        Stock Beneficially
                                                           Owned as of
                                                        October 10, 2000(1)
                                                       -----------------------
                 Executive Officers,                   Number of    Percent of
            Directors and 5% Stockholders               Shares        Class
            -----------------------------              ---------    ----------
Bernard Seltzer.......................................   586,432(2)   12.95%
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
David S. Seltzer......................................   807,193(3)   17.83%
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
Reuben Seltzer........................................   497,685(4)   10.82%
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
Martin S. Knopf.......................................     1,000          *
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
Arthur S. Goldberg....................................    51,750(5)    1.13%
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
Elan Bar-Giora........................................    67,500(6)    1.47%
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
Martin M. Goldwyn.....................................    23,000(7)       *
c/o Tashlik, Kreutzer & Goldwyn P.C.
  833 Northern Boulevard
  Great Neck, New York 11021
Yashar Hirshaut, M.D..................................    14,500(8)       *
c/o Hi-Tech Pharmacal Co., Inc.
  369 Bayview Avenue
  Amityville, New York 11701
All Directors and Executive Officers as a group        2,049,060(9)   41.12%
 (8 persons)..........................................

--------
* Represents less than 1% of the outstanding shares of Common Stock including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days.

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown as beneficially owned by such person.
(2) Amount does not include 60,000 shares of Common Stock owned by Mr. Seltzer's wife, as to which Bernard Seltzer disclaims beneficial ownership.
(3) Amount includes options to purchase 225,000 shares of Common Stock exercisable within 60 days of October 10, 2000, and 147,406 shares of Common Stock owned by Mr. Seltzer's wife and children.
(4) Amount includes options to purchase 73,500 shares of Common Stock exercisable within 60 days of October 10, 2000 and 142,028 shares of Common Stock owned by Mr. Seltzer's wife and children.
(5) Amount represents options to purchase 51,750 shares of Common Stock exercisable within 60 days of October 10, 2000
(6) Amount represents options to purchase 67,500 shares of Common Stock exercisable within 60 days of October 10, 2000.
(7) Amount represents options to purchase 23,000 shares of Common Stock exercisable within 60 days of October 10, 2000.
(8) Amount includes options to purchase 14,500 shares of Common Stock exercisable within 60 days of October 10, 2000.
(9) Amount includes options to purchase 455,250 shares of Common Stock exercisable within 60 days of October 10, 2000.

Executive Compensation

                           Summary Compensation Table

   The following table sets forth the compensation paid for the year ended April 30, 2000 to (i) the Chief Executive Officer and (ii) the Company's four other most highly compensated individuals who were serving as officers at the end of April 30, 2000, 1999 and 1998 and whose salary plus bonus exceeded $100,000 for such years (collectively, the "Named Executive Officers").

                                                                  Long Term
                                                                Compensation
                                  Annual Compensation              Awards
                         ------------------------------------- ---------------
                                                Other Annual     Securities       All Other
Name and Principal             Salary  Bonus  Compensation (1)   Underlying    Compensation (3)
Position                 Year   ($)     ($)         ($)        Options (#) (2)       ($)
------------------       ---- -------- ------ ---------------- --------------- ----------------
Bernard Seltzer......... 2000  230,000      0        --                 0                0
Chairman                 1999  216,000  9,000        --                 0            4,420
                         1998 186,000- 18,000        --                 0            3,910

David S. Seltzer........ 2000  325,000      0        --            50,000            3,241
President, Chief         1999  289,000  9,000        --            50,000            3,300
Executive Officer,       1998  236,000 18,000        --            50,000            3,207
Secretary and Treasurer

Martin S. Knopf(4)...... 2000  144,000      0        --                 0          100,000
Chief Operating Officer  1999  106,000      0        --                 0                0
                         1998        0      0        --                 0                0

Elan Bar-Giora.......... 2000  140,000      0        --            10,000            1,702
Executive Vice           1999  121,000 17,000        --            10,000            1,715
President--Operations    1998  100,000      0        --            10,000            1,475

Arthur S. Goldberg...... 2000  125,000      0        --             7,500               --
Vice President of        1999  119,000      0        --             7,500               --
Finance and Chief        1998  110,000      0        --             7,500               --
Financial Officer

--------
(1) The named executive officers received various perquisites, the cost of which did not exceed the lesser of $50,000 or 10% of annual salary plus bonus.
(2) Adjusted to reflect a 3-for-2 stock split declared on November 1, 1993.
(3) Represents the dollar value of the premium paid by the Company during the fiscal years ended April 30, 2000, 1999, and 1998 with respect to term life insurance for the benefit of the named executive officer.
(4) Mr. Knopf's employment with the Company terminated as of January 7, 2000. He received a severance payment in the amount of $100,000.

Option Exercises and Fiscal Year-end Values

   The following table sets forth information concerning option exercises and option holdings for the fiscal year 2000 with respect to each of the Named Executive Officers. No Named Executive Officers exercised any options during such year.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                                Number of
                                                               Securities
                                                               Underlying
                                                           Unexercised Options Value of Unexercised In-
                                                           at Fiscal Year-End    the-Money Options at
                                                                 (#)(1)         Fiscal Year-End ($)(2)
                                                           ------------------- ------------------------
                         Shares Acquired on Value Realized    Exercisable/           Exercisable/
          Name              Exercise (#)         ($)          Unexercisable         Unexercisable
          ----           ------------------ -------------- ------------------- ------------------------
Bernard Seltzer.........         0                0                0/0                   0/0
David S. Seltzer........         0                0          225,000/75,875         36,719/30,469
Martin S. Knopf.........         0                0                0/0                   0/0
Elan Bar-Giora..........         0                0           67,500/15,000          15,781/6,094
Arthur S. Goldberg......         0                0           51,750/11,250          10,148/4,570

--------
(1)  Adjusted to reflect a 3-for-2 stock split declared on November 1, 1993.
(2) Amounts reflect the market value of the underlying shares of Common Stock on April 30, 2000 less the exercise price.

Employment Contracts

   Bernard Seltzer and David S. Seltzer serve as Chairman of the Board and as President and Chief Executive Officer, Chief Operating Officer, Secretary and Treasurer, respectively, of the Company. Mr. Bernard Seltzer's employment agreement, as amended, effective as of May 1, 1992 expires April 30, 2001, pursuant to which he has agreed to serve in his capacity. The Company has amended and restated the employment agreement with David S. Seltzer effective as of May 1, 1999 and expiring May 19, 2004. Bernard Seltzer resigned as President and Chief Executive Officer effective as of May 1, 1998. David S. Seltzer was elected to serve as President and Chief Executive Officer effective May 1, 1998. Such employment agreements provide that the annual base salary for each of Bernard Seltzer and David S. Seltzer is $230,000 and $300,000, respectively, for the fiscal year commencing May 1, 1999 through April 30, 2000. The increase in annual base salary for each fiscal year thereafter for Bernard Seltzer and David S. Seltzer is determined by multiplying their respective annual base salary for the prior fiscal year by the greater of 5% or the increase in the Consumer Price Index as of May 1 of each such year over the index as of May 1 of the prior year. The Board of Directors in its discretion will determine the annual bonus, if any, to be received by Bernard Seltzer and David S. Seltzer. The employment agreements also contain standard confidentiality provisions and a non-compete provision for a term of one year after the termination of their employment.

   Under the employment agreements of each of Bernard Seltzer and David S. Seltzer, the Company will pay to each person's estate upon his death, his base salary for a period of twelve (12) months after the end of the month in which death occurred. In the event of total disability, each will continue to receive his base salary for the remaining term of his employment agreement. In addition to base salary, Bernard Seltzer and David S. Seltzer each will be paid an amount equal to a percentage of the bonus, if any, based on the portion of such year in which death, total disability or termination of employment occurred. If termination is for cause, total disability or because he wrongfully leaves his employment, then, upon such occurrence, the employment agreement shall be deemed terminated and the Company shall be released from all obligations.

   Arthur S. Goldberg serves as Vice President--Finance and Chief Financial Officer of the Company pursuant to a two year employment agreement ending on August 31, 2000. The Company is in the process of negotiating a new employment agreement for Mr. Goldberg. Mr. Goldberg's annual base salary is $125,000 for the period commencing on September 1, 1999 through August 31, 2000. The Board of Directors in its discretion will determine the annual bonus, if any, to be received by Mr. Goldberg. Such employment agreement contains standard confidentiality provisions.

Certain Transactions

   For the fiscal year ended April 30, 2000, Mr. Reuben Seltzer was engaged by the Company to provide new business development and legal services. For such services, Mr. Reuben Seltzer received $93,000. Mr. Reuben Seltzer is a director of the Company and the son of Mr. Bernard Seltzer, the Company's Chairman of the Board.

   The Company and Reuben Seltzer each has a 21.25% interest in Marco Hi-Tech JV Ltd., a New York corporation ("Marco Hi-Tech"), which markets raw materials for nutraceutical products and has licensed the patent rights to Huperzine and analogues from the Mayo Clinic. Huperzine is a naturally derived compound belonging to a class known as acetylcholinesterase inhibitors. Huperzine has been shown to inhibit the enzyme responsible for the breakdown of acetylcholine, a neurotransmitter of brain chemical, which is believed to be critical in learning and memory. Marco Hi-Tech is manufacturing and distributing Huperzine as a dietary supplement under the Dietary Supplement Health and Education Act of 1994 and is developing analogues and derivatives to Huperzine. It is currently marketing its own brand of Huperzine through its subsidiary under the tradename Cerebra(TM) and is developing other products for the nutraceutical market.

   The Company believes that material affiliated transactions between the Company and its directors, officers, principal stockholders or any affiliates thereof have been, and will be in the future, on terms no less favorable than could be obtained from unaffiliated third parties.

                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

   The Company is asking the stockholders to ratify the appointment of Richard
A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 2001.

   In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

   Richard A. Eisner & Company, LLP has audited the Company's financial statements annually since fiscal 1992. Its representatives will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

   The Board of Directors recommends a vote FOR the ratification of the selection of Richard A. Eisner & Company, LLP to serve as the Company's independent certified public accountants for the fiscal year ending April 30, 2001.

                                 OTHER BUSINESS

   The Board does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than as set forth above. If any other matter should be presented properly, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

Voting Procedures

   Directors of the Company must be elected by a plurality of the vote of the shares of Common Stock present in person or represented by proxy at the Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

   With respect to any other matter that may be submitted to the stockholders for a vote, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Meeting for a particular matter is required to become effective. With respect to abstentions, the shares are considered present at the Meeting for the particular matter, but since they are not affirmative votes for the particular matter, they will have the same effect as votes against the matter. With respect to broker votes, the shares are not considered present at the Meeting for the particular matter as to which the broker withheld authority.

                       2001 PROPOSALS FOR ANNUAL MEETING

   Proposals by stockholders which are intended to be presented at the 2001 Annual Meeting must be received by the Company at its principal executive offices on or before June 12, 2001.

Annual Report

   The Company's Annual Report containing audited financial statements for the fiscal year ended April 30, 2000 accompanies this Proxy Statement. THE COMPANY WILL SEND TO A STOCKHOLDER, UPON REQUEST WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED APRIL 30, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF DAVID S. SELTZER, SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          HI-TECH PHARMACAL CO., INC.

                                          David S. Seltzer
                                          President, Chief Executive Officer,
                                          Secretary and Treasurer

Dated: October 13, 2000

                          HI-TECH PHARMACAL CO., INC.
              ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 16, 2000
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                                     PROXY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of Hi-Tech Pharmacal Co., Inc. (the "Company") constitutes and appoints Bernard Seltzer and David S. Seltzer or either of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned at the Annual Meeting of the Stockholders of the Company, to be held at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747 on November 16, 2000 at 10:00 A.M., and at any adjournment or adjournments thereof, upon the following matters (which are more fully described in the accompanying Proxy Statement).

     (1) FOR the election of the following nominees to the Board of Directors for the ensuing year: Bernard Seltzer, David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. [_] (except as marked to the contrary below).

         WITHHOLD authority to vote for all nominees listed above. [_]

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         (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above.)

     (2) FOR [_] AGAINST [_] ABSTAIN [_] the proposal to ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 2001.

     (3) In their discretion, upon other matters as may properly come before the meeting or any adjournments thereof.

     UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND "FOR" ITEM 2.

                                      (Continued and signed on the reverse side)

     A majority of such attorneys and proxies, or their substitutes at the meeting, or any adjournment or adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is revoked.

     IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of such meeting and proxy statement in reference thereto both dated October 13, 2000.

                                      Dated:                              2000
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                                      (Stockholder(s) Signature)

                                                                        (L.S.)
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                                      Printed Name of Stockholder

                                      NOTE: Signature should correspond with
                                      name appearing on stock certificate. When signing in a fiduciary or representative capacity, sign full title as such. Where more than one owner, each should sign.